SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

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[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                       HOLLYWOOD ENTERTAINMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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       Act Rule 0-11(a)(2) and identify the filing for which the offsetting
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
                       HOLLYWOOD ENTERTAINMENT CORPORATION
                              9275 S.W. Peyton Lane
                            Wilsonville, Oregon 97070

                NOTICE OF THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                                  May 27, 1999

To the Shareholders of Hollywood Entertainment Corporation:

     The Annual Meeting of the Shareholders of Hollywood Entertainment Corporation, an Oregon corporation, will be held at 9:00 a.m., Pacific Time, on May 27, 1999 at the Riverplace Hotel, 1510 Southwest Harbor Way, Portland, Oregon for the following purposes:

     1. Electing directors to serve for the following year and until their successors are elected; and

     2.   Transacting any other business that properly comes before the meeting.

     Only shareholders of record at the close of business on April 16, 1999 will be entitled to vote at the Annual Meeting. Even if you plan to attend in person, please date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose at your earliest convenience. You may attend the meeting in person even if you send in your proxy; retention of the proxy is not necessary for admission to or identification at the meeting.

                                       By Order of the Board of Directors


                                       Donald J. Ekman
                                       Senior Vice President,
                                       General Counsel and Secretary

Wilsonville, Oregon
April 23, 1999

                       HOLLYWOOD ENTERTAINMENT CORPORATION


                              9275 S.W. Peyton Lane
                            Wilsonville, Oregon 97070
                                 (503) 570-1600


                                 PROXY STATEMENT
                         Annual Meeting of Shareholders



     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Hollywood Entertainment Corporation, an Oregon Corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at the Riverplace Hotel, 1510 Southwest Harbor Way, Portland, Oregon on May 27, 1999 at 9:00 a.m. Pacific Time, and any adjournment thereof.

     Upon written request to Donald J. Ekman, Senior Vice President and General Counsel, any person whose proxy is solicited by this proxy statement will be provided, without charge, a copy of the Company's Annual Report on Form 10-K. The report can also be accessed through the Internet Website of the Securities and Exchange Commission at http://www.sec.gov.

Record Date

     Only shareholders of record at the close of business on April 16, 1999 (the "Record Date") are entitled to notice of, and to vote at, the meeting.

Shares Outstanding and Voting Rights

     At the close of business on the Record Date, the Company had 45,549,751 shares of Common Stock ("Common Stock") outstanding. Each share of Common Stock issued and outstanding is entitled to one vote in each matter properly presented at the Annual Meeting. There are no cumulative voting rights.

Proxy Procedure

     When a proxy card in the form accompanying this proxy statement is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR Proposal 1, Nomination and Election of Board of Directors, in the accompanying Notice of Annual Meeting of Shareholders, and these votes will be counted toward determining a quorum. Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. A shareholder may revoke a proxy by (i) written notice of revocation to the Secretary of the Company at the above address; (ii) a later-dated proxy received by the Company; or (iii) attending the meeting and voting in person. Attendance at the meeting will not by itself revoke a proxy.

     Shares of Common Stock represented in person or by proxy at the Annual Meeting (including abstentions and broker non-votes) will be tabulated by the inspector of election appointed for the meeting and will be counted in determining whether a quorum is present.

     The approximate date on which this proxy statement and the accompanying proxy card are being mailed to the Company's shareholders is April 23, 1999. Solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, fax or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for these services. Costs of any solicitation will be borne by the Company.

     PROPOSAL 1: NOMINATION AND ELECTION OF BOARD OF DIRECTORS

Nominees

     The nominees for election as directors are Mark J. Wattles, Donald J. Ekman, Scott A. Beck and William P. Zebe, each of whom is now a director. The directors elected at the 1999 Annual Meeting will serve until the Annual Meeting of Shareholders in 2000 and until their successors are elected and qualified.

     Unless authority to vote for a director or directors is withheld, the accompanying proxy, if properly executed and returned, will be voted for the election of the director nominees named below. If any nominee is unable or unwilling to serve as a director, proxies may be voted for substitute nominees. If a quorum of shareholders is present at the annual meeting, the four nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote. The following table briefly describes the Company's nominees for directors.

              BIOGRAPHICAL INFORMATION REGARDING DIRECTORS/NOMINEES


           Name                  Age                    Position
-------------------------        ---        --------------------------------
Mark J. Wattles (1)(2)(3)        38         Chairman of the Board and
                                            Chief Executive Officer

Donald J. Ekman (3)              47         Senior Vice President, General
                                            Counsel, Secretary, and Director

Scott A. Beck (1)(2)             40         Director

William P. Zebe (1)(2)(3)        40         Director

-------------------

(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Real Estate Committee

     Mark J. Wattles founded the Company in June 1988 and has served as Chairman of the Board and Chief Executive Officer since that time and was the President of the Company until September 1997. Mr. Wattles has been an owner and operator in the video rental industry since 1985. He has been a participant and key speaker in several entertainment industry panels and conferences and currently serves as a member of the Video Software Dealers Association (VSDA) Board of Directors.

     Donald J. Ekman became a director of the Company in July 1993, became Vice President and General Counsel in March 1994 and was appointed a Senior Vice President in May 1996. Mr. Ekman was a partner in Ekman & Bowersox from January 1992 until March 1994, and from August 1990 until December 1991 he practiced law with Foster Pepper & Shefelman.

     Scott A. Beck became a director of the Company in February 1998. He was Vice Chairman of the Board of Blockbuster from September 1989 until his retirement in January 1992 and Chief Operating Officer of Blockbuster from September 1989 to January 1991. Mr. Beck was a Chairman or Co-Chairman of the Board and Chief Executive Officer or President of Boston Chicken, Inc. from June 1992 until May 1998. Boston Chicken, Inc. filed for bankruptcy on October 5, 1998. Mr. Beck served as Chairman of the Board of Einstein/Noah Bagel Corp. from July 1996 until May 1998 and served as a director from March 1995 until May 1998.

     William P. Zebe became a director of the Company in July 1998. Mr. Zebe is the President and principal shareholder of Bardo Equities LLC, a real estate development company. Mr. Zebe joined the Company as National Vice President of Real Estate in May 1994 and served as Senior Vice President of Development from January 1996 to June 1998. Mr. Zebe previously worked from June 1993 to April 1994 as the Real Estate Manager for the Western Zone for Blockbuster Video, Blockbuster Music and Blockbuster franchisee-owned Discovery Zone. From 1992 to May 1993 Mr. Zebe was a Real Estate Representative for Blockbuster.

                               BOARD OF DIRECTORS

     Directors are elected at the Annual Meeting of Shareholders; vacancies resulting from an increase in the size of the Board may be filled by the Board of Directors or by the shareholders. Directors hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

Meetings and Standing Committees of the Board of Directors

     During 1998 the Board of Directors held five meetings and took eight actions by unanimous consent in lieu of meeting. Each incumbent director attended 100% of the aggregate number of meetings of Board of Directors and the meetings of committees of which he was a member.

     The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Real Estate Committee.

     The Audit Committee consists of Messrs. Beck, Zebe and Wattles. The Audit Committee has the power to oversee the retention, performance and compensation of the independent public accountants for the Company, and establishment and oversight of such systems of internal accounting and auditing control as it deems appropriate. The Audit Committee held two meetings during 1998.

     The Compensation Committee consists of Messrs. Beck, Zebe and Wattles. The Compensation Committee reviews the Company's compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to directors and executive officers. The Compensation Committee held one meeting during 1998.

     The Real Estate Committee consists of Messrs. Zebe, Wattles and Ekman. The Real Estate Committee was created with authority to provide direction on real estate lease sites. During 1998 the Real Estate Committee held one meeting.

Directors' Compensation

     Directors who are not officers receive no compensation for serving on the Board of Directors other than reimbursement for reasonable expenses incurred in attending meetings.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership as of December 31, 1998 of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director and named executive officer of the Company, and (iii) all executive officers and directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                             No. of Shares          Percentage
        Name                              Beneficially Owned        of Shares
----------------------                    ------------------        ----------
Mark J. Wattles (1) ..........................11,444,600 (2)           25.2%

Donald J. Ekman .................................103,800 (2)               *

Jeffrey B. Yapp .................................109,667 (2)               *

William P. Zebe ..................................73,000 (2)               *

Scott A. Beck .................................1,847,613 (2)            4.1%

Amvescap PLC ..................................2,227,100 (3)            4.9%
1315 Peachtree St. NE.
Atlanta, GA 30309

Legg Mason, Inc................................2,699,600 (3)            5.9%
111 South Calvert Street
Baltimore, MD 21202

CMGI, Inc......................................4,757,633 (3)           10.5%
82 Devonshire St.
Boston, MA 02109

All directors and executive
 officers as a group (6 persons)..............13,578,680 (2)           29.9%

-------------------

*    Less than 1%.

(1) Address of beneficial holder is 9275 S.W. Peyton Lane, Wilsonville, Oregon 97070.
(2) Includes the following shares that may by acquired within 60 days after December 31, 1997 pursuant to the exercise of options: Mr. Wattles, 320,000 shares; Mr. Ekman, 85,000 shares; Mr. Yapp, 109,167 shares; Mr. Zebe 73,000 shares and all directors and officers as a group, 487,167 shares.
(3) Based solely on information provided as of December 31, 1998 in a Schedule 13G filed by the shareholder.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information as to the compensation paid or accrued in the last three years to the Chief Executive Officer and each of the four other most highly compensated executive officers for the year ended December 31, 1998.

                                                                            Securities
                                                     Annual                 Underlying
Name and Principal Position               Year       Salary        Bonus       Options
-----------------------------          -------     --------     --------    ----------
Mark J. Wattles                        1996        $200,939                     20,000
   Chairman of the Board and           1997        $  8,372     $100,000       500,000
   Chief Executive Officer             1998(1)     $ 27,592                    500,000

Donald J. Ekman                        1996        $163,185                      6,000
   Senior Vice President,              1997        $195,810     $ 48,209
   General Counsel, Secretary          1998(2)     $203,121     $134,904        60,000
   and Director

Jeffrey B. Yapp                        1997(3)     $136,539     $ 11,712
   President and Chief                 1998(4)     $514,583                    527,500
   Operating Officer

F. Mark Wolfinger                      1997(3)     $414,907     $102,462       150,000
    Chief Financial Officer            1998(5)     $196,026

-------------------

(1)  Annual salary excludes a loan from the Company received by Mr. Wattles on
     September 11, 1998 in the amount of $2 million, which was repaid in full to the
     Company on December 7, 1998 together with interest in the amount of $36,809. See
     "Chief Executive Officer Compensation" paragraph regarding Mr. Wattle's suggestion to the Board of Directors to authorize contributions to charitable organizations instead of additional compensation to him for 1998.

(2)  Bonus reflects 100% of the bonus accrued. One half was paid on April 1, 1999. The second half will be paid on April 1, 2000 conditioned on continued employment on that date.

(3)  Annual salary excludes a loan from the Company received by Mr. Yapp in connection with his relocation in the amount of $500,000. The loan is non-interest bearing pursuant to provisions of Internal Revenue Code Regulation Section 1.7872-5T.
     Annual salary also excludes moving and relocation expenses in the amount of
     $53,924 for Mr. Yapp and $99,840 for Mr. Wolfinger.

                                           6

(4)  Annual salary excludes a loan from the Company received by Mr. Yapp in connection with his relocation in the amount of $375,000. The loan is non-interest bearing pursuant to provisions of Internal Revenue Code Regulation Section 1.7872-5T.
     Annual salary also excludes moving and relocation expenses in the amount of
     $113,422 for Mr. Yapp. Any bonus to be paid for 1998 has not yet been determined by the Compensation Committee.

(5)  Mr. Wolfinger terminated his employment with the Company in August 1998.

Employment Agreements

     Jeffrey Yapp entered into a three-year employment agreement with the Company in August 1997. His base salary for the first year is $500,000; for the second year is $550,000; and for the third year is $600,000. In addition, Mr. Yapp received a grant of options and a loan toward the purchase of a home in Oregon as described herein.

Stock Option Grants in Last Fiscal Year

     The following table provides information regarding all stock options granted in 1998 to the executive officers named in the Summary Compensation
Table:

                                   Percent of
                       Numbers        Options                                  Potential Realizable Value
                     of Shares     Granted to      Exercise                    at Assumed Annual Rates of
                    Underlying      Employees         Price                      Stock Price Appreciation
                       Options      in Fiscal           per     Expiration            for Option Term (2)
Name                Granted(1)           Year         Share           Date          5%            10%
----                ----------     ----------      --------     ----------     --------------------------
Mark J. Wattles        500,000           9.4%        $ 8.41       02/05/07     $2,317,232      $5,707,454

Jeffrey B. Yapp        327,500           6.1%        $ 8.41       02/05/07     $1,517,787      $3,738,382
                       200,000           3.7%        $10.313      08/31/07     $1,137,170      $2,800,903

Donald J. Ekman         60,000           ----        $15.00       10/23/07     $  467,155      $1,178,012

--------------------

(1)  Mr. Wattles' and Ekman's options become exercisable over a period of five years on each anniversary of the grant date. Five hundred thousand of Mr. Yapp's options become exercisable ratably over a period of six years on each anniversary of the grant date, and 27,500 of Mr. Yapp's options become exercisable ratably over a period of three years on each anniversary of the grant date.

(2)  In accordance with rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

     The following table indicates for all executive officers named in the Summary Compensation Table (i) stock options exercised during 1998, including the value realized on the date of exercise, (ii) the number of shares subject to exercisable and unexercisable stock options as of December 31, 1998, and (iii) the value of "in-the-money" options, which represents the positive spread between the exercise price of existing stock options and the year-end price of the Common Stock:

                                                           Number of
                                                         Shares Subject                      Value of
                                                         to Unexercised                     Unexercised
                        Number of                          Options at                     In-the-Money at
                         Shares                          Fiscal Year End                  Fiscal Year End
                        Acquired        Value             (Exercisable/                    (Exercisable/
                       on Exercise    Realized           Unexercisable)                  Unexercisable)(1)
                       -----------    --------         ------------------              ---------------------

Mark J. Wattles             0             0           120,000  (exercisable)        $1,182,500  (exercisable)
                                                      900,000(unexercisable)       $12,922,000(unexercisable)

Donald J. Ekman             0             0            85,000  (exercisable)        $1,948,875  (exercisable)
                                                       60,000(unexercisable)          $735,000(unexercisable)

Jeffrey B. Yapp             0             0           109,167  (exercisable)        $1,961,792  (exercisable)
                                                      418,333(unexercisable)        $7,597,017(unexercisable)
-------------------
(1)  Based on the last sale price of $27.25 on December 31, 1998.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mark J. Wattles, Chairman and Chief Executive Officer of the Company, James
N. Cutler, Jr., Richard A. Galanti and William P. Zebe were members of the Compensation Committee during 1998. No committee member participates in committee deliberations or recommendations relating to his own compensation.

                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee reviews the compensation levels of the Company's executive officers, makes recommendations to the Board of Directors regarding compensation, and during 1998 had authority to grant options and other awards under the Company's Stock Incentive Plans.

Compensation Principles

     The Company is committed to providing a competitive compensation program to attract and retain the best people available. The compensation program is intended to:

o Attract and retain key individuals critical to the long-term success of the Company.
o Support a performance-oriented environment in which everyone is working together in pursuit of a common goal.
o Promote ownership in the Company, encouraging long-term growth and profitability and the enhancement of shareholder value.

Compensation Elements

     The Company's executive compensation program consists of three elements: base salary, annual bonuses, and stock options.

     Base Salary. Although not based on any formal survey data, the Company sets base salaries for executive officers near what it perceives to be the middle range of compensation levels for comparable positions in comparable companies. Subjective judgements regarding the impact the individual has on the Company, the skills and experience required by the job and the performance of the individual are key factors in determining base salary levels.

     Bonuses. Annual cash bonuses have been paid in the past and may be paid in the future to reward executive officers for Company and individual performance during the year.

     Stock Options. Stock options are the principal performance-based element of the Company's executive compensation program. The Company believes stock options provide significant compensation based on Company performance as reflected in the stock price, create a valuable retention device through standard five-year vesting schedules, and help align the interests of officers and shareholders. Option grants have generally been based on levels believed to provide appropriate incentives for each position in the Company.

     Deductibility of Compensation. Section 162 (m) of the Internal Revenue Code of 1986 limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. The levels of salary and bonus generally paid by the Company do not exceed this limit. Under IRS regulations, the $1,000,000 cap on deductibility does not apply to compensation received through the exercise of a nonqualified stock option that meets certain requirements. This option exercise compensation is equal to the excess of the market price at the time of exercise over the option exercise price and, unless limited by Section 162 (m), is generally deductible by the Company. It is the Company's policy generally to grant options that meet the requirements of the IRS regulations.

     Chief Executive Officer Compensation. Mr. Wattles informed the Board that he did not wish to receive any additional cash compensation for 1998. Mr. Wattles suggested to the Board of Directors that it consider instead making a charitable contribution of amounts it might otherwise have paid to him to one or more charitable organizations that focus on the needs of children and families. The Board authorized the Company to make a contribution of $500,000 to the Hollywood Entertainment Foundation, with a directive that the funds be used to support such charitable organizations. In February 1998 the outside directors on the Compensation Committee granted Mr. Wattles options to purchase 500,000 shares of common stock that vest at 20% per year over five years from the date of grant. The option exercise price is $8.41 per share, the fair market value on the date of grant. Based on informal market information and judgments, the Company believes Mr. Wattles' compensation package is in the range of compensation for comparable positions in comparable companies. The outside directors are currently reviewing Mr. Wattles' 1999 compensation package.

                                       COMPENSATION COMMITTEE FOR 1999
                                                 Mark J. Wattles, Chair
                                                 Scott A. Beck
                                                 William P. Zebe

                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total shareholder return of the Company's Common Stock with the cumulative total return of the Standard and Poor's 500 Stock Index ("S&P 500") and the Standard and Poor's Retail Stores Composite Index ("S&P Retail") for the period commencing on July 16, 1993 (the date of the Company's initial public offering) and ended on December 31, 1998. The graph assumes that $100 was invested in the Company's Common Stock (at the initial public offering price) and each index on July 16, 1993 and that all dividends were reinvested.

[Graphic Line Chart representing the following values:]

-------------------------------------------------------------------------------
     Hollywood Entertainment Corporation - - - S&P 500 - - - - - S&P Retail
-------------------------------------------------------------------------------

                                      7/16/93  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98

Hollywood Entertainment Corporation     100       257       648       359       793       455      1,168

S&P 500                                 100       105       103       138       166       218        276

S&P Retail                              100       103        92       102       119       170        272

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of PricewaterhouseCoopers LLP, the Company's independent public accountants, are expected to attend the Annual Meeting and be available to respond to appropriate questions. The representatives are not expected to make any statement but will be afforded an opportunity to make a statement if they desire to do so.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

                            DISCRETIONARY AUTHORITY

     Although the Notice of Annual Meeting of Shareholders provides for transaction of any other business that properly comes before the meeting, the Board of Directors has no knowledge of any matter to be presented at the meeting other than the matters described in this proxy statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

     For this year's annual meeting of shareholders, if notice of a shareholder proposal to be raised at the meeting was received at the principal executive offices of the Company after March 7, 1999, proxy voting on that proposal when and if raised at the annual meeting will be subject to the discretionary voting authority of the designated proxy holders. For the 2000 annual meeting of shareholders, if notice of a shareholder proposal to be raised at the meeting is received at the principal executive offices of the Company after January 23, 2000, proxy voting on that proposal when and if raised at the annual meeting will be subject to the discretionary voting authority of the designated proxy holders.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholder proposals to be considered at the Company's 2000 annual meeting of Shareholders must be received at the principal executive offices of the Company no later than January 24, 2000. In addition, any shareholder proposal to be considered for inclusion in proxy materials for the 2000 annual meeting must be received at the principal executive offices of the Company no later than December 25, 1999. Any shareholder proposal must include the information specified in the Company's Bylaws, and a copy of the relevant provisions of the Bylaws will be provided to any shareholder upon written request to Donald J. Ekman, Senior Vice President and General Counsel of the Company

                                       Donald J. Ekman
                                       Senior Vice President,
                                       General Counsel and Secretary
Wilsonville, Oregon
April 23, 1999

                       HOLLYWOOD ENTERTAINMENT CORPORATION
                  9275 S.W. Peyton Lane, Wilsonville, OR 97070
      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

     The undersigned holder of Common Stock of Hollywood Entertainment Corporation, an Oregon corporation (the "Company"), hereby appoints Mark J. Wattles and Donald J. Ekman, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for this undersigned and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held Thursday, May 27, 1999, at 9:00 a.m. Pacific Time, at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, OR 97201-5105, and at any adjournment(s) or postponement(s) thereof.

     The Board of Directors unanimously recommends a vote for proposal 1 below.

1. Election of Mark J. Wattles, William P. Zebe, Scott A. Beck and Donald J. Ekman as director(s) of the Company.
     |_| VOTE FOR all nominees listed above, except vote withheld from the following nominees(s) (if any).

     --------------------------------------------------------------------------

     |_|  VOTE WITHHELD from all nominees.

2.   To transact such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                               (See reverse side)

                           (Continued from other side)

     The undersigned hereby acknowledges receipt of (i) of the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1998 Annual Report on Form 10-K.

                                       Dated:                             , 1999
                                              ----------------------------


                                       -----------------------------------------
                                                       Signature


                                       -----------------------------------------
                                              (Signature if held Jointly)

                                       IMPORTANT: Please sign exactly as your
                                       name appears hereon and mail in promptly, even if you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                   PLEASE MARK, SIGN, AND DATE THIS PROXY CARD
                  AND PROMPTLY RETURN IN THE ENVELOPE PROVIDED

               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES